Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed‑Upon Procedures Report

Kubota Credit Corporation, U.S.A. (the “Company”)
MUFG Securities Americas Inc.
J.P. Morgan Securities LLC
Mizuho Securities USA, LLC
SMBC Nikko Securities America, Inc.
BofA Securities, Inc.
(together, the “Specified Parties”)

Re: Kubota Credit Owner Trust 2024-2 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Manual KCOT 2024-2 Collateral.xlsx” provided by the Company on May 17, 2024, containing information on 34,934 retail installment contracts (the “Contracts”) as of April 30, 2024 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Kubota Credit Owner Trust 2024-2. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•
The term “Source Documents” means copies of retail installment contracts, credit reports, UCC-1 filings, an equipment mapping file entitled “Equipment Type and Series.xlsx” and internal system screenshots provided by the Company. We make no representation regarding the validity or accuracy of these documents or the execution of the retail installments contracts by the borrowers.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the “Instructions” column of Exhibit A.

•	The term “Provided Information” means the Source Documents and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We randomly selected a sample of 125 Contracts from the Data File (the “Selected Contracts”). For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Contracts we were instructed to randomly select from the Data File.

B.
For each Selected Contract, we compared or recomputed the specified attributes in the Data File listed in Exhibit A to or using the corresponding information included in the Source Documents listed in the “Source Document(s)” column of Exhibit A, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

We found such information to be in agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Contracts, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Contracts being securitized, (iii) the compliance of the originator of the Contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
June 10, 2024

Exhibit A

#	Attribute Name in Data File	Source Document(s)	Instructions
1	LOAN_NUMBER	Retail installment contract	Not applicable (“N/A”)
2	ORIGINATION_DATE	Retail installment contract	N/A
3	LOAN_APR	Retail installment contract	N/A
4	PAYMENT_FREQUENCY	Retail installment contract	N/A
5	ORIGINAL_LOAN_AMOUNT	Retail installment contract, internal system screenshots	N/A
6	PAYMENT_AMOUNT	Retail installment contract	N/A
7	FIRST_PAYMENT_DATE	Retail installment contract	N/A
8	NEW_USED_IND_1	Retail installment contract	N/A
9	FINAL_SEGMENT	Retail installment contract, equipment mapping file	N/A
10	FICO	Credit report, internal system screenshots	N/A
11	CUSTOMER_NAME	Retail installment contract, UCC-1 filing, internal system screenshots	N/A
12	CUST_STATE	Retail installment contract, internal system screenshots	N/A
13	ORIG_TERM	Retail installment contract	Recompute as the sum of the number of payments